THE AVALON CAPITAL APPRECIATION FUND


          INVESTMENT ADVISOR
     Questar Capital Corporation                     THE AVALON CAPITAL
           655 Fairfield G                           APPRECIATION FUND
              Suite 200
         Ann Arbor, MI 48108


    ADMINISTRATOR & TRANSFER AGENT
     Declaration Service Company                A SERIES OF THE AVALON FUND
             P.O. Box 844                            OF MARYLAND, INC.
        Conshohocken, PA 19428                        655 FAIRFIELD G
                                                         SUITE 200
                                                    ANN ARBOR, MI 48108
             DISTRIBUTOR                              1-877-228-2566
     Questar Capital Corporation
           655 Fairfield G
              Suite 200
         Ann Arbor, MI 48108
                                                       -------------
                                                       ANNUAL REPORT
                                                       -------------
           CUSTODIAN BANK
     First Union National Bank
        1339 Chestnut Street
       Philadelphia, PA 19107


       INDEPENDENT ACCOUNTANTS                      SEPTEMBER 30, 2001
   McCurdy & Associates CPA's Inc.
          27955 Clemens Road
          Westlake, OH 44145

November 15, 2001


Dear Shareholder:

     We are deeply saddened and outraged by the terrorist attacks that took place in the U.S. September 11. Our thoughts and prayers go out to all those who have been affected by this horrific event.

     When we reflect on the past twelve months, we should also recognize that before our country's tragedy on September 11, most global stock markets had already dropped significantly. The equity market continued its downward slide in the third quarter despite a late September rally.

     The Fund's total return for the twelve-month period ending September 30, 2001 was a decrease of -58.93%* without effect of the front-end sales charge, versus a decrease of 21.07% for the Russell 2000 Index.**

     Amid the gloom, we see several reasons for optimism. Lower interest rates should eventually help reinvigorate economic activity. Since the beginning of the year, the Greenspan-led Federal Reserve has continued to slash short-term rates. Assuming banks cut their prime rate again accordingly, the prime rate will have dropped from 9.5% at the beginning of the year to 5.5%. The average yield on brokerage money markets has dropped from over 6% at the first of the year to about 2.5%. With the latest Fed cut, the yields on money market investments should soon be 2%. Interest rates are now at levels not seen since the Kennedy administration. If the stock market rebounds, we are hopeful that it will gain momentum from cash investors returning to the market looking for better returns.

     We are optimistic about the favorable outlook for many health care and pharmaceutical stocks. These sections could generate attractive earnings growth relative to the rest of the market. At the end of the third quarter, the Fund had 16.5% of assets in healthcare and 8.6% in pharmaceuticals. The Fund is well positioned to take advantage of GARP (Growth at Reasonable Prices). This is Navellier's investment strategy in this uncertain and volatile market environment.

     Given the stock market's history, we encourage shareholders to look beyond the short-term and to the long-term in regard to their investments. The Fund's objective is to achieve long-term growth through capital appreciation. As we cannot predict which year the market will reach new highs or lows, our investment strategy emphasizes the longer-term view that can be seen from the performance history of portfolio manager Louis Navellier. His MPT REVIEW was the nation's top rated advisory service from January 1985 through June 2001, as ranked by the Hulbert Financial Digest.


---------------------
 *-61.38% is the load adjusted return reflecting the 4.75% front-end sales charge.
**The Russell 2000 Index is an unmanaged index that consists of the smallest 2000 stocks in the Russell 3000 Index. The returns for the index include the reinvestment of any dividends. It is not an investment product available for purchase.

     We are hopeful that the stock market has reached its low points, representing one of the greatest stock-buying opportunities of our lifetime. If you have any questions about your account, or need additional information, please call shareholder services 1-877-228-2566. If you have any questions or comments about the Fund and would like to speak me personally, please call 1-800-568-7526. It will be our pleasure to assist you.

Sincerely,



/s/ Robert E. Boone
-----------------------------
Robert E. Boone, President



------------------
PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the prospectus carefully for full information regarding risks, fees, and expenses.

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

The Avalon Capital Appreciation Fund is registered in the following states: AZ, CA, CO, FL, GA, IL, IN, KS, KY, MI, NC, NJ, NV, NY, OH, SD, SC, TN, WY.

This letter contains "forward-looking statements" as to expectations, beliefs, plans, objectives, and future financial performance, and assumptions underlying or concerning the foregoing. Such forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

              COMMENTS FROM THE PORTFOLIO MANAGER: LOUIS NAVELLIER

     During the twelve months ended September 30, 2001 markets continued to struggle as investors remained concerned about diminishing corporate earnings and the weak economy, which was teetering on the verge of recession. For the year, most major market indexes recorded losses. In line with an earlier trend, value stocks outperformed growth stocks, although both sustained losses for the last quarter.

     Economic signals were mixed, causing markets to be extremely volatile. While consumer spending, which accounts for two-thirds of economic growth, remained respectable, the unemployment rate shot up in August as layoffs continued at many companies. To avert a recession, the Federal Reserve cut interest rates for the eighth time in 2001. However, it normally takes six months to a year before fed rate cuts have any significant impact on the economy.

     In selecting investments, Navellier combines a classic earnings growth discipline with a value style to find "Growth At a Reasonable Price," sometimes called GARP. In selecting investments, the portfolio manager looks for companies with (1) quality earnings growth, (2) positive earnings momentum, and (3) earnings value which helps reduce risk. The GARP discipline follows these basic rules: (1) remain invested at all times, (2) focus on individual companies rather than industries, sectors or countries and (3) strive to find the best earnings at the best prices. Overall, the goal of the GARP investment strategy is to purchase attractively priced growth companies.

     The portfolio benefited from this investment strategy as slow economic growth expectations turned into the reality of a recession by the end of the third quarter of 2001. For example, our movement toward defensive positions in Healthcare (16.5%) and Pharmaceuticals (8.6%) and away from technology (which has suffered over the past twelve months) improved relative performance. The dramatic reduction in interest rates by the Federal Reserve has benefited our largest industry holding, Financial Services (13.3%), and Homebuilding (7.9%). Energy holdings have been reduced as prices in that sector have declined along with energy prices since the beginning of the year. These shifts in the composition of the portfolio resulted in a relatively high portfolio turnover rate, approaching 160%.

     The September events dramatically impaired Wall Street's expectations for the economy. Investor sentiment has changed from concern to fear. The subsequent market reaction is providing opportunities for investors willing to look beyond the near term. Despite the market volatility and uncertainty, we remain optimistic. Over time, stimulating factors such as low interest rates, low inflation, Fed actions and anticipated legislative stimulus, record cash balances available for investment and low energy prices should increase confidence, leading to a recovery.

     In sum, we continue to believe that a recovery will occur, and the portfolio is well positioned to benefit from this upturn.

     NOTE ON FORWARD-LOOKING STATEMENTS: Except for historical information contained in this annual report for the Avalon Capital Appreciation Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include predictions, assessments, analyses and outlooks for individual securities, industries, market sectors and/or markets made herein by the Adviser, the Subadviser and/or the portfolio manager. These statements involve risks and uncertainties. In addition to general risks described for the Avalon Capital Appreciation Fund in its current prospectus, other factors bearing on this report include the accuracy of the Adviser's, the Subadviser's or portfolio manager's forecasts and predictions, and the appropriateness of the investment strategies designed by the Adviser, the Subadviser and portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Avalon Capital Appreciation Fund to differ materially as compared to its benchmark.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE -- $10,000 INVESTMENT
FOR THE PERIOD FROM OCTOBER 2, 1998 (COMMENCEMENT OF OPERATIONS) TO
SEPTEMBER 30, 2001

                                 [GRAPH OMITTED]

AVALON CAPITAL APPRECIATION FUND
Plot Points for Annual Report

       AVALON CAPITAL APPRECIATION FUND                     RUSSELL 2000

       10/2/98                      9525                       10000
       3/31/99                      9582                       11360
       6/30/99                     10973                       13075
       9/30/99                     11459                       12207
      12/31/99                     16688                       14420
       3/31/00                     19869                       15401
       6/30/00                     17002                       14776
       9/30/00                     17783                       14895
      12/31/00                     13364                       13814
       3/31/01                      8830                       12871
       6/30/01                      9118                       14650
       9/30/01                      7304                       11566


-------------------------------------------------------------------
|                    AVERAGE ANNUAL TOTAL RETURN                  |
-------------------------------------------------------------------
|                                                      SINCE      |
|                                                    INCEPTION    |
|                                        1-YEAR      (10/2/98)    |
|                                        ------      ---------    |
|   AVALON CAPITAL APPRECIATION                                   |
|     FUND:                                                       |
|        With Sales Load                -61.38%       -9.94%      |
|        Without Sales Load             -58.93%       -8.47%      |
|   RUSSELL 2000 INDEX                  -21.07%        4.97%      |
|                                                                 |
-------------------------------------------------------------------


This graph depicts the performance of the Avalon Capital Appreciation Fund versus the Russell 2000 Index. It is important to note that the Avalon Capital Appreciation Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. Past performance is not an indication of future performance.

o This graph assumes an initial $10,000 investment on October 2, 1998. All dividends and distributions are reinvested.

o At September 30, 2001, the $10,000 initial investment would have had a value of $7,304 with the front end sales charge ($7,668 without the front end sales charge), reflecting an average annual total return of -8.47% without sales charge (-9.94% with 4.75% front end sales charge) since October 2, 1998.

o At September 30, 2001, a similar investment in the Russell 2000 Index would have grown to $11,566, reflecting an average annual total return of 4.97% since October 2, 1998.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001
                                                              SHARES     VALUE
                                                             --------   -------

COMMON STOCK -- 94.00%
AEROSPACE/DEFENSE -- 2.76%
Alliant Techsystems, Inc.* ..............................      1,125 $   96,300
                                                                     ----------

APPAREL -- 1.96%
Jones Apparel Group, Inc.* ..............................      2,680     68,313
                                                                     ----------

CHEMICALS -- 1.66%
Cabot Corp. .............................................      1,450     57,855
                                                                     ----------

COMMERCIAL SERVICES -- 1.74%
Cendant Corp.* ..........................................      4,750     60,800
                                                                     ----------

COMPUTER SERVICES -- 3.28%
BISYS Group, Inc.* ......................................      2,160    114,523
                                                                     ----------

COMPUTER SOFTWARE -- 10.77%
Activision, Inc.* .......................................      1,930     52,535
Citrix Systems, Inc.* ...................................      4,375     86,625
IMS Health, Inc. ........................................      3,810     95,441
Peoplesoft, Inc.* .......................................      3,050     55,022
THQ, Inc.* ..............................................      2,000     86,300
                                                                     ----------
                                                                        375,923
                                                                     ----------
CONSUMER PRODUCTS -- 1.54%
Direct Focus, Inc.* .....................................      2,700     53,730
                                                                     ----------

FINANCIAL SERVICES -- 13.30%
AmeriCredit Corp.* ......................................      2,550     80,631
Astoria Financial Corp. .................................      1,050     62,223
Concord EFS, Inc.* ......................................      3,415    167,164
H&R Block, Inc. .........................................      2,700    104,112
Synovus Financial Corp. .................................      1,825     50,370
                                                                     ----------
                                                                        464,500
                                                                     ----------

    The accompanying notes are an integral part of the financial statements

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001

                                                              SHARES     VALUE
                                                             --------   -------

HEALTHCARE - PRODUCTS -- 7.61%
Henry Schein, Inc.* .....................................      2,325 $   89,745
Respironics, Inc.* ......................................      2,000     71,120
St. Jude Medical, Inc.* .................................      1,530    104,729
                                                                     ----------
                                                                        265,594
                                                                     ----------
HEALTHCARE - SERVICES -- 8.91%
Amsurg Corp.* ...........................................      3,100     85,405
Caremark Rx, Inc.* ......................................      4,400     73,392
Lincare Holdings, Inc.* .................................      3,880    103,092
Manor Care, Inc.* .......................................      1,750     49,175
                                                                     ----------
                                                                        311,064
                                                                     ----------
HOME BUILDERS -- 7.91%
Centex Corp. ............................................      2,000     67,460
Lennar Corp. ............................................      3,450    124,338
NVR, Inc.* ..............................................        600     84,306
                                                                     ----------
                                                                        276,104
                                                                     ----------
HOME FURNISHINGS -- 1.55%
Mohawk Industries, Inc.* ................................      1,475     54,206
                                                                     ----------

INSTRUMENTS - CONTROLS -- 2.06%
Johnson Controls, Inc. ..................................      1,100     71,764
                                                                     ----------

MACHINERY - DIVERSIFIED -- 1.22%
Stewart & Stevenson Services ............................      1,770     42,622
                                                                     ----------

OIL & GAS -- 3.54%
Texaco, Inc. ............................................      1,900    123,500
                                                                     ----------


    The accompanying notes are an integral part of the financial statements

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001

                                                              SHARES     VALUE
                                                             --------   -------

PHARMACEUTICALS -- 8.64%
Cardinal Health, Inc. ...................................      2,250 $  166,388
Forest Laboratories, Inc.* ..............................      1,870    134,902
                                                                     ----------
                                                                        301,290
                                                                     ----------
RESEARCH & DEVELOPMENT -- 3.15%
Pharmaceutical Product Development* .....................      3,750    109,837
                                                                     ----------
RETAIL -- 6.09%
AutoZone, Inc.* .........................................      1,975    102,423
Best Buy Co, Inc.* ......................................         25      1,136
Lowe's Companies ........................................      3,450    109,192
                                                                     ----------
                                                                        212,751
                                                                     ----------
SEMICONDUCTORS -- 4.29%
Microsemi Corp.* ........................................      2,800     72,940
Nvidia Corp.*............................................      2,800     76,916
                                                                     ----------
                                                                        149,856
                                                                     ----------
TOYS & GAMES -- 2.02%
Mattel, Inc. ............................................      4,500     70,470
                                                                     ----------
       TOTAL COMMON STOCK (Cost $3,606,021) .............             3,281,002
                                                                     ----------

SHORT-TERM INVESTMENTS -- 6.19%
Evergreen Money Market Trust CL I, 2.96%**
  (Cost $216,075)........................................    216,075    216,075
                                                                     ----------

TOTAL INVESTMENTS (COST $3,822,096) -- 100.19% ..........             3,497,077
LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (0.19)% ...                (6,538)
                                                                     ----------
       NET ASSETS -- 100.00% ............................            $3,490,539
                                                                     ==========

 *Non-income producing investment.
**Variable rate money market fund; interest rate reflects yield at September 30, 2001

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

ASSETS:
  Investments, at market (identified cost $3,822,096) ............  $ 3,497,077
  Receivables:
    Dividends and interest .......................................        1,216
    Fund shares sold .............................................          381
                                                                    -----------
      Total assets ...............................................    3,498,674
                                                                    -----------

LIABILITIES:
  Payables:
    Accrued distribution fees ....................................        2,928
    Advisory fees due to Adviser .................................        1,487
    Operating service fees due to Adviser ........................        3,454
    Other liabilities ............................................          266
                                                                    -----------
      Total liabilities ..........................................        8,135
                                                                    -----------
NET ASSETS .......................................................  $ 3,490,539
                                                                    ===========

NET ASSETS CONSIST OF:
  Paid-in capital ................................................  $ 7,167,972
  Accumulated realized loss on investments .......................   (3,352,414)
  Net unrealized loss on investments .............................     (325,019)
                                                                    -----------
Net Assets (100,000,000 shares of common stock, $0.001 par
  value authorized; 461,128 shares outstanding) ..................  $ 3,490,539
                                                                    ===========

Net Asset Value and redemption price per share ...................  $      7.57
                                                                    ===========

Offering price per share ($7.57 [divided by] 0.9525) .............  $      7.95
                                                                    ===========



    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
  Interest .....................................................    $    16,674
  Dividends ....................................................          7,649
                                                                    -----------
    Total investment income ....................................         24,323
                                                                    -----------

EXPENSES:
  Investment advisory fees .....................................         25,046
  Distribution fees ............................................         50,091
  Service fee ..................................................         72,633
                                                                    -----------
    Total expenses .............................................        147,770
                                                                    -----------
  Net investment loss ..........................................       (123,447)
                                                                    -----------

REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments .............................     (3,352,414)
  Net change in unrealized depreciation on investments..........     (1,221,931)
                                                                    -----------
                                                                     (4,574,345)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............    $(4,697,792)
                                                                    ===========



    The accompanying notes are an integral part of the financial statements.


THE AVALON CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR           FOR THE YEAR
                                                                           ENDED                  ENDED
                                                                    SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
                                                                    ------------------     ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss ............................................     $  (123,447)           $  (107,200)
  Net realized gain (loss) on investments ........................      (3,352,414)                60,384
  Net change in unrealized appreciation (depreciation)
    on investments ...............................................      (1,221,931)               767,079
                                                                       -----------            -----------
Net increase (decrease) in net assets resulting from operations...      (4,697,792)               720,263
                                                                       -----------            -----------
Distributions to shareholders from:
  Net realized gain ..............................................         (60,384)                    --
                                                                       -----------            -----------
Total Distributions ..............................................         (60,384)

Increase in net assets from Fund share transactions ..............       1,082,907              5,319,944
                                                                       -----------            -----------
Increase (decrease) in net assets ................................      (3,675,269)             6,040,207

NET ASSETS:
  Beginning of period ............................................       7,165,808              1,125,601
                                                                       -----------            -----------
  End of period ..................................................     $ 3,490,539            $ 7,165,808
                                                                       ===========            ===========



    The accompanying notes are an integral part of the financial statements.


THE AVALON CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)
                                                                    FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD
                                                                       ENDED           ENDED            ENDED
                                                                    SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                        2001            2000            1999*
                                                                    -------------   -------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................    $ 18.67         $12.03          $10.00
                                                                       -------         ------          ------
INVESTMENT OPERATIONS:
  Net investment loss .............................................      (0.28)         (0.44)          (0.17)
  Net realized and unrealized gain (loss) on investments ..........     (10.69)          7.08            2.20
                                                                       -------         ------          ------
    Total from investment operations ..............................     (10.97)          6.64            2.03
                                                                       -------         ------          ------
DISTRIBUTIONS:
  From net realized capital gains .................................      (0.13)            --              --

NET ASSET VALUE, END OF PERIOD ....................................    $  7.57         $18.67          $12.03
                                                                       -------         ------          ------
TOTAL RETURN ......................................................     (58.93)%        55.20%          20.30%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ............................    $ 3,491        $ 7,166          $1,126
  Ratio of expenses to average net assets:
    Before expense reimbursement ..................................       2.95%          2.95%           2.95%(1)
    After expense reimbursement ...................................       2.95%          2.95%           2.54%(1)
  Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement ..................................      (2.46)%        (2.39)%         (1.94)%(1)
    After expense reimbursement ...................................      (2.46)%        (2.39)%         (1.53)%(1)
  Portfolio turnover rate .........................................     159.59%         97.95%         183.71%


(1)Annualized
 * The Avalon Capital Appreciation Fund commenced operations on October 2, 1998. Per share data has been calculated based on the average daily number of shares outstanding throughout each period.


    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Avalon Fund of Maryland, Inc. (the "Company") was incorporated under the laws of the state of Maryland on March 17, 1998, and consists solely of The Avalon Capital Appreciation Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is long-term growth through capital appreciation. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Questar Capital Corporation (the "Adviser"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2001

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains.

2.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the year ended September 30, 2001 were as follows:

                                                          SHARES       AMOUNT
                                                          -------    ----------

               Sold .................................     110,095    $1,419,584
               Reinvested from distributions ........       5,932        60,384
               Redeemed .............................     (38,695)     (397,061)
                                                          -------      --------

               Net Increase .........................      77,332    $1,082,907
                                                          =======    ==========

     Transactions in shares of the Fund for the year ended September 30, 2000 were as follows:

                                                          SHARES       AMOUNT
                                                          -------    ----------

               Sold .................................     307,431    $5,624,135
               Redeemed .............................     (17,166)     (304,191)
                                                          -------    ----------
               Net Increase..........................     290,265    $5,319,944
                                                          =======    ==========

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended September 30, 2001, were as follows:

               Purchases.............................  $8,747,681
               Sales.................................   7,542,884

     At September 30, 2001, gross unrealized appreciation of investments for tax purposes was as follows:

               Appreciation..........................   $ 140,725
               Depreciation..........................    (465,744)
                                                        ---------
               Net depreciation on investments.......   $(325,019)
                                                        =========

     At September 30, 2001, the cost of investments for federal income tax purposes was $3,822,096.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2001

4.   ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into a Management Agreement with Questar Capital Corporation (the "Adviser") to provide investment management services to the Fund. Under the terms of the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, equal to 0.50% of average net asset value of the Fund. For the period ended September 30, 2001, the Adviser earned Advisory fees of $25,046, with $1,487 remaining payable at September 30, 2001.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Adviser to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.45% as applied to the Fund's daily net assets. For the period ended September 30, 2001, the Adviser received Servicing Agreement fees of $72,633, with $3,454 remaining payable at September 30, 2001.

     The Fund and the Adviser have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services.

     The Fund has entered into a Distribution Agreement with the Adviser to provide distribution services as underwriter/distributor of the Fund. For the period ended September 30, 2001, Questar Capital Corporation, the Fund's underwriter, received $8,078 from commissions earned on sales of shares of the Fund. The total amount was retained by the underwriter.

     A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for the Fund. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.75% of the Fund's average daily net assets (1/12 of 0.75% monthly) to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund's shares. The distribution plan also allows for a fee of up to 0.25% of average daily net assets, to be paid to persons or institutions for providing certain servicing functions to prospective and existing shareholders. For the period ended September 30, 2001, Questar Capital Corporation earned 12b-1 fees of $50,091, with $2,928 remaining payable at September 30, 2001.

     Certain directors and officers of the Adviser and Declaration Service Company are directors, officers or shareholders of the Fund.

5.   DISTRIBUTIONS TO SHAREHOLDERS
     On May 15, 2001, a long-term capital gain distribution of $.13 per share was declared. The dividend was paid on May 15, 2001, to shareholders of record on May 14, 2001.

6.   CAPITAL LOSS CARRYFORWARD
     At September 30, 2001, the Fund had available for federal tax purposes an unused capital loss carryforward of $3,352,414 which expires in 2009.

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THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
The Avalon Capital Appreciation Fund

     We have audited the accompanying statement of assets and liabilities of The Avalon Capital Appreciation Fund, including the schedule of portfolio investments, as of September 30, 2001, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years and for the period from October 2, 1998 (commencement of operations) to September 30, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avalon Capital Appreciation Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years, and for the period from October 2, 1998 (commencement of operations) to September 30, 1999 in the period then ended, in conformity with generally accepted accounting principles.





/s/: McCurdy & Associates CPA's, Inc.
--------------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
October 19, 2001

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